SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549


                         FORM 8-K

                      CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MAY 14, 2003



                 DETWILER, MITCHELL & CO.
  ------------------------------------------------------
  (Exact name of registrant as specified in its charter)


  DELAWARE                   0-12926              95-2627415
------------------- ------------------       ----------------------
(State or other      (Commission File        (I.R.S. Employer
jurisdiction of        Number)               Identification No.)
incorporation or
organization)


           225 FRANKLIN STREET
                BOSTON, MA                                02110
     ----------------------------------------      ------------------
    (Address of principal executive offices)         (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  617-451-0100

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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE
-------   -----------------------------------------

On May 14, 2003, Detwiler, Mitchell & Co. issued a press release announcing its results of operations for the three-month period ended March 31, 2003, which is attached as Exhibit 99.1 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
-------   ---------------------------------

          (c)  Exhibits.

               The following exhibit is filed herewith:

                    99.1 Press release issued May 14, 2003.

                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DETWILER, MITCHELL & CO.
                                   ------------------------
                                         (Registrant)


May 14, 2003                          /s/ Stephen D. Martino
------------                       -----------------------------
  Date                              Stephen D. Martino
                                    Chief Financial Officer and
                                    Principal Accounting Officer




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